UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 5, 2015

TIME INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36218	13-3486363
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1271 Avenue of the Americas
New York, NY 10020
(Address of Principal Executive Offices) (Zip Code)

(212) 522-1212
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 5, 2015, at the annual meeting of stockholders (the “Annual Meeting”) of Time Inc. (the “Company”), the Company’s stockholders reapproved the Time Inc. 2014 Omnibus Incentive Compensation Plan (the “Plan”). The Plan was originally approved by the Company’s sole stockholder, Time Warner Inc., prior to the spin-off of the Company from Time Warner. A description of the Plan is set forth in the Company’s 2015 Proxy Statement (the “2015 Proxy Statement”) filed with the Securities and Exchange Commission on April 21, 2015 under the caption “Proposal No. 5: Reapproval of the Time Inc. 2014 Omnibus Incentive Compensation Plan,” and is incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the full text of such plan, which was included as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2014, and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on June 5, 2015. At the Annual Meeting, the stockholders:

•    elected all ten Director nominees named in the 2015 Proxy Statement to the Company’s Board of Directors;
•    ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2015;
•    approved, on an advisory basis, the compensation of the Company’s executive officers named in the 2015 Proxy Statement;
•    approved, on an advisory basis, one year as the frequency for advisory votes on executive compensation; and
•    reapproved the Plan.

The final results of the voting were as follows:
Proposal No. 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Joseph A. Ripp	91,006,220	4,407,160	128,442	6,972,342
David A. Bell	95,350,316	164,135	27,371	6,972,342
John M. Fahey, Jr.	91,478,298	4,034,962	28,562	6,972,342
Manuel A. Fernandez	91,408,078	4,105,368	28,376	6,972,342
Dennis J. FitzSimons	95,403,745	110,975	27,102	6,972,342
Betsy D. Holden	95,072,847	445,426	23,549	6,972,342
Kay Koplovitz	91,421,709	4,094,614	25,499	6,972,342
J. Randall MacDonald	88,349,182	7,165,533	27,107	6,972,342
Ronald S. Rolfe	95,269,372	246,732	25,718	6,972,342
Sir Howard Stringer	91,473,330	4,043,724	24,768	6,972,342
Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstain
102,302,159	168,110	43,895
Proposal No. 3: Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
89,574,823	5,896,133	70,866	6,972,342
Proposal No. 4: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
87,482,371	47,566	7,938,179	73,706	6,972,342
Proposal No. 5: Reapproval of the Time Inc. 2014 Omnibus Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes
93,610,278	1,217,542	714,002	6,972,342

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.1
Time Inc. 2014 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2014)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME INC. (Registrant)

By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Executive Vice President, General Counsel and Corporate Secretary
Date:  June 8, 2015